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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): January 26, 2000




                          U S WEST Communications, Inc.
             (Exact Name of Registrant as Specified in its Charter)



        Colorado                         Commission File Number               IRS Employer Identification
(State of Incorporation)                         1-3040                             No. 84-0273800




                 1801 California Street, Denver, Colorado 80202
          (Address of Principal Executive Offices, Including Zip Code)

                         Telephone Number (303) 672-2700
              (Registrant's Telephone Number, Including Area Code)

                    (The Exhibits Index is located on page 2
                                of this report.)


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Item 5.       Other Events

         On January 26, 2000, U S WEST, Inc. filed a Form 8-K containing its fourth quarter 1999 earnings results, unaudited consolidated financial statements and U S WEST Communications, Inc.'s unaudited consolidated financial statements. Filed herewith are the unaudited consolidated financial statements of U S WEST Communications, Inc.


Item 7.       Financial Statements and Exhibits

27        Financial Data Schedule

99.1      Unaudited   Consolidated   Statements   of  Operations  of  U  S  WEST
          Communications, Inc. for the quarters and years ended December 31, 1999 and 1998, respectively.

99.2 Unaudited Consolidated Balance Sheets of U S WEST Communications, Inc. for the year ended December 31, 1998.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        U S WEST Communications, Inc.


                                   By:  /S/ THOMAS O. MCGIMPSEY
                                        ----------------------------------------
                                        Thomas O. McGimpsey
                                        Assistant Secretary

Dated:        February 11, 2000